Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Emeka Chukwu
Semtech Corporation
(805) 480-2004
webir@semtech.com

Semtech Announces Fourth Quarter and Fiscal Year 2022 Results

CAMARILLO, Calif., March 16, 2022—Semtech Corporation (Nasdaq: SMTC), a leading global supplier of high-performance analog and mixed-signal semiconductors and advanced algorithms, today reported unaudited financial results for its fourth quarter and fiscal year 2022, which ended January 30, 2022.
Highlights for the Fourth Quarter of Fiscal Year 2022
•Net sales of $190.6 million, GAAP diluted EPS of $0.53 and non-GAAP diluted EPS of $0.70
•Record GAAP and non-GAAP gross margins grew 310bps and 300bps, respectively, year-over-year
•Operating cash flow of $51.0 million or 26.8% of net sales
•Record LoRa-enabled net sales of $41.7 million
•Record distributor sell-through
Highlights for Fiscal Year 2022
•Record net sales of $740.9 million, record GAAP diluted EPS of $1.92 and record non-GAAP diluted EPS of $2.61
•Record GAAP and non-GAAP gross margins each grew 180bps year-over-year
•Record operating cash flow of $203.1 million or 27.4% of net sales
•Record Wireless and Sensing products group net sales up 38.7% driven by $134.1 million of LoRa-enabled net sales, which grew 52.6%
•Record Signal Integrity products group net sales up 13.9% driven by 10G PON
•Protection products group net sales grew 25.7% driven by record Industrial and Automotive products
•Repurchased 1.8 million shares for $129.7 million
- more -

2	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
Results on a GAAP basis for the Fourth Quarter and Fiscal Year 2022
($ in millions, except for diluted earnings per share data)

	Q4 FY2022	FY2022
Net Sales	$190.6	$740.9
GAAP Gross Margin	64.1%	62.9%
GAAP SG&A Expense	$39.8	$168.2
GAAP R&D Expense	$38.3	$147.9
GAAP Operating Expense	$79.1	$321.1
GAAP Operating Margin	22.5%	19.6%
GAAP Net Income Attributable To Common Stockholders	$34.8	$125.7
GAAP Diluted Earnings Per Share	$0.53	$1.92
To facilitate a complete understanding of comparable financial performance between periods, the Company also presents performance results that exclude certain non-cash items and items that are not considered reflective of the Company’s core results over time. These non-GAAP financial measures exclude certain items and are described below under “Non-GAAP Financial Measures.”
Results on a Non-GAAP basis for the Fourth Quarter and Fiscal Year 2022 (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Supplemental Information: Reconciliation of GAAP to Non-GAAP Results")
($ in millions, except for diluted earnings per share data)

	Q4 FY2022	FY2022
Non-GAAP Gross Margin	64.5%	63.3%
Non-GAAP SG&A Expense	$34.2	$133.6
Non-GAAP R&D Expense	$34.5	$132.5
Non-GAAP Operating Expense	$68.7	$266.2
Non-GAAP Operating Margin	28.5%	27.4%
Non-GAAP Net Income Attributable To Common Stockholders	$45.7	$171.2
Non-GAAP Diluted Earnings Per Share	$0.70	$2.61
Mohan Maheswaran, Semtech’s President and Chief Executive Officer, stated, “Our focus on enabling a smarter, more sustainable planet, with investments in disruptive technologies that allow our customers to deliver low-power solutions for remote sensing and analytics for the Internet of Things ("IoT"), bandwidth expansion and reduction of electronic waste, drove record financial performance in fiscal year 2022. We believe these secular growth drivers will be the foundation for multi-year revenue growth for the Company."

3	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
First Quarter of Fiscal Year 2023 Outlook
Both the GAAP and non-GAAP first quarter of fiscal year 2023 outlook below take into account, based on the Company's current estimates, the uncertain, but potential negative impact to the Company of the current supply chain constraints and any associated disruptions and the ongoing COVID-19 pandemic on global economic conditions and on the Company's business operations, net sales and operating results, as well as export restrictions pertaining to Huawei and certain of its affiliates and other entities identified by the U.S. government. The Company is unable to predict the full impact such challenges may have on its future results of operations.
GAAP First Quarter of Fiscal Year 2023 Outlook
•Net sales are expected to be in the range of $195.0 million to $205.0 million
•GAAP Gross margin is expected to be in the range of 63.8% to 64.8%
•GAAP SG&A expense is expected to be in the range of $43.2 million to $44.2 million
•GAAP R&D expense is expected to be in the range of $39.0 million to $40.0 million
•GAAP Intangible amortization expense is expected to be approximately $1.0 million
•GAAP Interest and other expense, net is expected to be approximately $1.5 million
•GAAP Effective tax rate is expected to be in the range of 17% to 19%
•GAAP Diluted earnings per share is expected to be in the range of $0.50 to $0.58
•Fully-diluted share count is expected to be approximately 65.3 million shares
•Share-based compensation is expected to be approximately $12.0 million, categorized as follows: $0.8 million cost of sales, $6.7 million SG&A, and $4.5 million R&D
•Capital expenditures are expected to be approximately $10.0 million
•Depreciation expense is expected to be approximately $6.4 million
Non-GAAP First Quarter of Fiscal Year 2023 Outlook (see the list of non-GAAP financial measures and the reconciliation of these measures to the most comparable GAAP measures set forth in the tables below under "Reconciliation of GAAP to Non-GAAP Outlook")
•Non-GAAP Gross margin is expected to be in the range of 64.2% to 65.2%
•Non-GAAP SG&A expense is expected to be in the range of $36.0 million to $37.0 million
•Non-GAAP R&D expense is expected to be in the range of $34.5 million to $35.5 million
•Non-GAAP normalized tax rate for FY2023 is expected to be approximately 12%
•Non-GAAP Diluted earnings per share is expected to be in the range of $0.72 to $0.80

4	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
Webcast and Conference Call
Semtech will be hosting a conference call today to discuss its fourth quarter and fiscal year 2022 results at 2:00 p.m. Pacific time. An audio webcast will be available on Semtech’s website at www.semtech.com in the “Investor Relations” section under “Investor News.” A replay of the call will be available through April 13, 2022 at the same website or by calling (877) 660-6853 and entering conference ID 13716895.
Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements prepared in accordance with GAAP, this release includes a presentation of select non-GAAP financial measures. The Company’s non-GAAP measures of gross margin, SG&A expense, R&D expense, operating expense, operating margin, net income attributable to common stockholders, diluted earnings per share and normalized tax rate exclude the following items, if any:
•Share-based compensation
•Amortization of purchased intangibles, impairments and credit loss reserves
•Restructuring, transaction and other acquisition or disposition-related gains or losses
•Litigation expenses or dispute settlement charges or gains
•Cumulative other reserves associated with historical activity including environmental and pension
•Equity in net gains or losses of equity method investments
•Loss on early extinguishment of debt
•Interest income from debt investments
•Changes in the fair value of contingent earn-out obligations
To provide additional insight into the Company's first quarter outlook, this release also includes a presentation of forward-looking non-GAAP financial measures. Management believes that the presentation of these non-GAAP measures provides useful information to investors regarding the Company’s financial condition and results of operations. These non-GAAP financial measures are adjusted to exclude the items identified above because such items are either operating expenses that would not otherwise have been incurred by the Company in the normal course of the Company’s business operations, or are not reflective of the Company’s core results over time. These excluded items may include recurring as well as non-recurring items, and no inference should be made that all of these adjustments, charges, costs or expenses are unusual, infrequent or non-recurring. For example: certain restructuring and integration-related expenses (which consist of employee termination costs, facility closure or lease termination costs, and contract termination costs) may be considered recurring given the Company’s ongoing efforts to be more cost effective and efficient; certain acquisition and disposition-related adjustments or expenses may

5	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
be deemed recurring given the Company's regular evaluation of potential transactions and investments; and certain litigation expenses or dispute settlement charges or gains (which may include estimated losses for which the Company may have established a reserve, as well as any actual settlements, judgments, or other resolutions against, or in favor of, the Company related to litigation, arbitration, disputes or similar matters, and insurance recoveries received by the Company related to such matters) may be viewed as recurring given that the Company may from time to time be involved in, and may resolve, litigation, arbitration, disputes, and similar matters.
Notwithstanding that certain adjustments, charges, costs or expenses may be considered recurring, in order to provide meaningful comparisons, the Company believes that it is appropriate to exclude such items because they are not reflective of the Company's core results and tend to vary based on timing, frequency and magnitude.
These non-GAAP financial measures are provided to enhance the user's overall understanding of the Company's comparable financial performance between periods. In addition, the Company’s management generally excludes the items noted above when managing and evaluating the performance of the business. The financial statements provided with this release include reconciliations of these non-GAAP financial measures to their most comparable GAAP measures for the fourth quarter of fiscal year 2021, the third and fourth quarters of fiscal year 2022, and the full-year fiscal 2022 and fiscal 2021 periods, along with a reconciliation of forward-looking non-GAAP measures (other than the non-GAAP normalized tax rate) to their most comparable GAAP measures for the first quarter of fiscal year 2023. Beginning with fiscal year 2022, the Company adopted a full-year, normalized tax rate for the computation of the non-GAAP income tax provision in order to provide better comparability across the interim reporting periods by reducing the quarterly variability in non-GAAP tax rates that can occur throughout the year. In estimating the full-year non-GAAP normalized tax rate, the Company utilized a full year financial projection that considers multiple factors such as changes to the Company’s current operating structure, existing positions in various tax jurisdictions, the effect of key tax law changes, and other significant tax matters to the extent they are applicable to the full fiscal year financial projection. In addition to the adjustments described above, this normalized tax rate excludes the impact of share-based awards and the amortization of acquisition-related intangible assets. For fiscal year 2022, the Company’s projected non-GAAP normalized tax rate was 13% and was applied to each quarter of fiscal year 2022. For fiscal year 2023, the Company’s projected non-GAAP normalized tax rate is 12% and will be applied to each quarter of fiscal year 2023. The Company’s non-GAAP normalized tax rate on non-GAAP net income may be adjusted during the year to account for events or trends that the Company believes materially impact the original annual non-GAAP normalized tax rate including, but not limited to, significant changes resulting from tax

6	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
legislation, acquisitions, entity structures or operational changes and other significant events. The Company is unable to include a reconciliation of the forward-looking measure of the non-GAAP normalized tax rate to the corresponding GAAP measure as this is not available without unreasonable efforts due to the high variability and low visibility with respect to the impact of share-based awards and the amortization of acquisition-related intangible assets that are excluded from this non-GAAP measure. The Company expects the variability of the above charges to have a potentially significant impact on its GAAP financial results. These additional non-GAAP financial measures should not be considered substitutes for any measures derived in accordance with GAAP and may be inconsistent with similar measures presented by other companies.
Forward-Looking and Cautionary Statements
This press release contains "forward-looking statements" within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on the Company’s current expectations, estimates and projections about its operations, industry, financial condition, performance, results of operations, and liquidity. Forward-looking statements are statements other than historical information or statements of current condition and relate to matters such as future financial performance including the first quarter of fiscal year 2023 outlook and our expectations for growth and strong financial results in fiscal year 2023; the potential for a negative impact associated with the current supply chain constraints and any associated disruptions; the potential for a negative impact of the COVID-19 pandemic on global economic conditions and on the Company's business operations, net sales and operating results; the Company’s expectations concerning the negative impact on the Company’s results of operations from its inability to ship certain products and provide certain support services due to the export restrictions including export restrictions with respect to Huawei and certain of its affiliates and other entities identified by the U.S. government; future operational performance; the anticipated impact of specific items on future earnings; and the Company’s plans, objectives and expectations. Statements containing words such as “may,” “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “should,” “will,” “designed to,” “projections,” or “business outlook,” or other similar expressions constitute forward-looking statements.
Forward-looking statements involve known and unknown risks and uncertainties that could cause actual results and events to differ materially from those projected. Potential factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the uncertainty surrounding the impact and duration of supply chain constraints and any associated disruptions; the uncertainty surrounding the impact and duration of the COVID-19 pandemic; export restrictions and laws affecting the Company's trade and investments including with respect to Huawei and

7	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
certain of its affiliates and other entities identified by the U.S. government, and tariffs or the occurrence of trade wars; worldwide economic and political disruptions as a result of the current conflict between Russia and Ukraine; competitive changes in the marketplace including, but not limited to, the pace of growth or adoption rates of applicable products or technologies; downturns in the business cycle; decreased average selling prices of the Company’s products; the Company’s reliance on a limited number of suppliers and subcontractors for components and materials; changes in projected or anticipated end-user markets; the Company’s ability to forecast its annual non-GAAP normalized tax rate due to material changes that could occur during the fiscal year, which could include, but are not limited to, significant changes resulting from tax legislation, acquisitions, entity structures or operational changes and other significant events; and the Company's ability to forecast and achieve anticipated net sales and earnings estimates in light of periodic economic uncertainty, including impacts arising from Asian, European and global economic dynamics. Additionally, forward-looking statements should be considered in conjunction with the cautionary statements contained in the risk factors disclosed in the Company's filings with the Securities and Exchange Commission (the "SEC"), including the Company's Annual Report on Form 10-K for the fiscal year ended January 30, 2022, which the Company expects to file with the SEC on March 16, 2022, as such risk factors may be updated, amended or superseded from time to time by subsequent reports the Company files with the SEC. In light of the significant risks and uncertainties inherent in the forward-looking information included herein that may cause actual performance and results to differ materially from those predicted, any such forward-looking information should not be regarded as representations or guarantees by the Company of future performance or results, or that its objectives or plans will be achieved or that any of its operating expectations or financial forecasts will be realized. Reported results should not be considered an indication of future performance. Investors are cautioned not to place undue reliance on any forward-looking information contained herein, which reflect management’s analysis only as of the date hereof. Except as required by law, the Company assumes no obligation to publicly release the results of any update or revision to any forward-looking statements that may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated or future events, or otherwise.
About Semtech
Semtech Corporation is a leading global supplier of high performance analog, mixed-signal semiconductors and advanced algorithms for infrastructure, high-end consumer, and industrial end markets. Products are designed to benefit the engineering community as well as the global community. The Company is dedicated to reducing the impact it, and its products, have on the environment. Internal green programs seek to reduce waste through material and manufacturing control, use of green technology and designing for resource reduction. Publicly traded since 1967, Semtech is listed on the

8	Semtech Announces Fourth Quarter and Fiscal Year 2022 Results
NASDAQ Global Select Market under the symbol SMTC. For more information, visit http://www.semtech.com.

Semtech, the Semtech logo and LoRa are registered trademarks or service marks, and Tri-Edge is a trademark or service mark, of Semtech Corporation or its subsidiaries.

SMTC-F

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Net sales	$190,550	$194,932	$164,673	$740,858	$595,117
Cost of sales	68,451	71,243	64,197	274,777	231,568
Gross profit	122,099	123,689	100,476	466,081	363,549
Operating costs and expenses:
Selling, general and administrative	39,808	47,621	47,086	168,210	162,832
Product development and engineering	38,292	37,346	32,833	147,925	117,529
Intangible amortization	1,048	1,298	1,607	4,942	8,265
Changes in the fair value of contingent earn-out obligations	(13)	—	—	(13)	(33)
Total operating costs and expenses	79,135	86,265	81,526	321,064	288,593
Operating income	42,964	37,424	18,950	145,017	74,956
Interest expense	(1,474)	(1,233)	(1,517)	(5,091)	(5,336)
Non-operating income, net	68	105	113	480	124
Investment impairments and credit loss reserves	(407)	(216)	(1,319)	(1,337)	(6,769)
Income before taxes and equity in net gains of equity method investments	41,151	36,080	16,227	139,069	62,975
Provision for taxes	6,360	3,018	914	15,539	3,437
Net income before equity in net gains of equity method investments	34,791	33,062	15,313	123,530	59,538
Equity in net gains of equity method investments	—	1,363	318	2,115	329
Net income	34,791	34,425	15,631	125,645	59,867
Net loss attributable to noncontrolling interest	(13)	(2)	(25)	(19)	(36)
Net income attributable to common stockholders	$34,804	$34,427	$15,656	$125,664	$59,903

Earnings per share:
Basic	$0.54	$0.53	$0.24	$1.94	$0.92
Diluted	$0.53	$0.53	$0.24	$1.92	$0.91

Weighted average number of shares used in computing earnings per share:
Basic	64,289	64,546	65,035	64,662	65,208
Diluted	65,235	65,299	66,085	65,565	66,059

SEMTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	January 30, 2022	January 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$279,601	$268,891
Accounts receivable, net	71,507	70,433
Inventories	114,003	87,494
Prepaid taxes	5,983	22,083
Other current assets	31,201	25,827
Total current assets	502,295	474,728
Non-current assets:
Property, plant and equipment, net	134,940	130,934
Deferred tax assets	27,803	25,483
Goodwill	351,141	351,141
Other intangible assets, net	6,804	11,746
Other assets	107,928	88,070
Total assets	$1,130,911	$1,082,102

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$50,695	$50,189
Accrued liabilities	77,704	59,384
Total current liabilities	128,399	109,573
Non-current liabilities:
Deferred tax liabilities	1,132	976
Long term debt	171,676	179,195
Other long-term liabilities	91,929	93,405
Stockholders’ equity	737,584	698,743
Noncontrolling interest	191	210
Total liabilities & equity	$1,130,911	$1,082,102

SEMTECH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND SUPPLEMENTAL INFORMATION
(in thousands)
(unaudited)

	Twelve Months Ended
	January 30, 2022	January 31, 2021
Net income	$125,645	$59,867

Net cash provided by operations	203,123	118,930
Net cash used in investing activities	(40,316)	(42,909)
Net cash used in financing activities	(152,097)	(100,454)
Net increase (decrease) in cash and cash equivalents	10,710	(24,433)
Cash and cash equivalents at beginning of period	268,891	293,324
Cash and cash equivalents at end of period	$279,601	$268,891

	Three Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021
	Q422	Q322	Q421
Free Cash Flow:
Cash Flow from Operations	$50,986	$66,538	$27,254
Net Capital Expenditures	(8,100)	(5,349)	(10,561)
Free Cash Flow:	$42,886	$61,189	$16,693

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Gross Margin–GAAP	64.1%	63.5%	61.0%	62.9%	61.1%
Share-based compensation	0.4%	0.3%	0.5%	0.4%	0.4%
Adjusted Gross Margin (Non-GAAP)	64.5%	63.8%	61.5%	63.3%	61.5%

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Selling, general and administrative–GAAP	$39,808	$47,621	$47,086	$168,210	$162,832
Share-based compensation	(5,593)	(12,528)	(12,136)	(32,578)	(37,000)
Transaction and integration related costs, net	(204)	(460)	(245)	(588)	(871)
Restructuring and other reserves, net	—	—	(926)	(16)	(1,428)
Litigation recoveries (costs), net	152	(434)	(454)	(1,382)	(1,263)
Adjusted selling, general and administrative (Non-GAAP)	$34,163	$34,199	$33,325	$133,646	$122,270

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Product development and engineering–GAAP	$38,292	$37,346	$32,833	$147,925	$117,529
Share-based compensation	(4,110)	(4,070)	(3,980)	(15,710)	(13,485)
Transaction and integration related recoveries, net	329	—	—	329	87
Restructuring and other reserves, net	—	—	114	—	114
Adjusted product development and engineering (Non-GAAP)	$34,511	$33,276	$28,967	$132,544	$104,245

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Operating cost and expense–GAAP	$79,135	$86,265	$81,526	$321,064	$288,593
Share-based compensation	(9,703)	(16,598)	(16,116)	(48,288)	(50,485)
Intangible amortization	(1,048)	(1,298)	(1,607)	(4,942)	(8,265)
Transaction and integration related recoveries (costs), net	125	(460)	(245)	(259)	(784)
Restructuring and other reserves, net	—	—	(812)	(16)	(1,314)
Litigation recoveries (costs), net	152	(434)	(454)	(1,382)	(1,263)
Changes in the fair value of contingent earn-out obligations	13	—	—	13	33
Adjusted operating cost and expense (Non-GAAP)	$68,674	$67,475	$62,292	$266,190	$226,515

SEMTECH CORPORATION
SUPPLEMENTAL INFORMATION: RECONCILIATION OF GAAP TO NON-GAAP RESULTS (CONTINUED)
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
Operating Margin–GAAP	22.5%	19.2%	11.5%	19.6%	12.6%
Share-based compensation	5.6%	8.9%	10.3%	6.9%	8.9%
Intangible amortization	0.6%	0.7%	1.0%	0.7%	1.4%
Transaction and integration related (recoveries) costs, net	(0.1)%	0.2%	0.1%	—%	0.1%
Restructuring and other reserves, net	—%	—%	0.5%	—%	0.2%
Litigation (recoveries) costs, net	(0.1)%	0.2%	0.3%	0.2%	0.2%
Adjusted Operating Margin (Non-GAAP)	28.5%	29.2%	23.7%	27.4%	23.4%

	Three Months Ended			Twelve Months Ended
	January 30, 2022	October 31, 2021	January 31, 2021	January 30, 2022	January 31, 2021
	Q422	Q322	Q421	Q422	Q421
GAAP net income attributable to common stockholders	$34,804	$34,427	$15,656	$125,664	$59,903

Adjustments to GAAP net income attributable to common stockholders:
Share-based compensation	10,492	17,341	16,883	51,189	52,986
Intangible amortization	1,048	1,298	1,607	4,942	8,265
Transaction and integration related (recoveries) costs, net	(125)	460	245	259	784
Restructuring and other reserves, net	—	—	812	16	1,314
Litigation (recoveries) costs, net	(152)	434	454	1,382	1,263
Changes in the fair value of contingent earn-out obligations	(13)	—	—	(13)	(33)
Investment gains, losses, reserves and impairments	65	(96)	860	(71)	5,280
Total Non-GAAP adjustments before taxes	11,315	19,437	20,861	57,704	69,859
Associated tax effect	(460)	(4,199)	(2,609)	(10,040)	(13,792)
Equity in net gains of equity method investments	—	(1,363)	(318)	(2,115)	(329)
Total of supplemental information, net of taxes	10,855	13,875	17,934	45,549	55,738
Non-GAAP net income attributable to common stockholders	$45,659	$48,302	$33,590	$171,213	$115,641

GAAP diluted earnings per share	$0.53	$0.53	$0.24	$1.92	$0.91
Adjustments per above	0.17	0.21	0.27	0.69	0.84
Non-GAAP diluted earnings per share	$0.70	$0.74	$0.51	$2.61	$1.75

SEMTECH CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP OUTLOOK
First Quarter of Fiscal Year 2023 Outlook
(in millions, except per share data)

	Q1 FY23 Outlook
	May 1, 2022
	Low	High
Gross Margin–GAAP	63.8%	64.8%
Share-based compensation	0.4%	0.4%
Adjusted Gross Margin (Non-GAAP)	64.2%	65.2%

	Low	High
Selling, general and administrative–GAAP	$43.2	$44.2
Share-based compensation	(6.7)	(6.7)
Transaction and integration related	(0.5)	(0.5)
Adjusted selling, general and administrative (Non-GAAP)	$36.0	$37.0

	Low	High
Product development and engineering–GAAP	$39.0	$40.0
Share-based compensation	(4.5)	(4.5)
Adjusted product development and engineering (Non-GAAP)	$34.5	$35.5

	Low	High
Diluted earnings per share–GAAP	$0.50	$0.58
Share-based compensation	0.18	0.18
Transaction, restructuring, and acquisition related expenses	0.01	0.01
Amortization of acquired intangibles	0.02	0.02
Associated tax effect	0.01	0.01
Adjusted diluted earnings per share (Non-GAAP)	$0.72	$0.80

CONTACT:
Emeka Chukwu
Semtech Corporation
(805) 480-2004
webir@semtech.com